SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 23, 2014


                          SYNERGY RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)


          Colorado                     001-35245                 20-2835920
  ----------------------            ----------------         -----------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
      of incorporation)                                      Identification No.)


                                20203 Highway 60
                           Platteville, Colorado 80651
               --------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073


                                       N/A
                    ----------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

     The Company will hold a conference call on Friday, January 9, 2015 at 11:00 a.m. Eastern time to discuss its operating results for its first fiscal quarter which ended November 30, 2014.

     Co-CEO Ed Holloway, co-CEO William Scaff, Jr., CFO Monty Jennings, VP of Operations Craig Rasmuson, and VP of Capital Markets and Investor Relations Jon Kruljac will host the presentation, followed by a question and answer period.

Date: Friday, January 9, 2015
Time: 11 am Eastern time (9 am. Mountain time)
Domestic Dial-In #: 877-407-9122
International Dial-In #: 201-493-6747

     The conference call will be webcast simultaneously which can be accessed via this link: http://syrginfo.equisolvewebcast.com/q1-2015 and via the investor section of the Company's web site at www.syrginfo.com.

     Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, contact Rhonda Sandquist with Synergy Resources at 970-737-1073.

     A replay of the call will be available after 3:00 p.m. Eastern time on the same day and until January 23, 2015.

Domestic Toll-free Replay #: 877-660-6853
International Replay #: 201-612-7415
Replay ID#411931



Item 9.01   Exhibits

Exhibit
Number     Description of Document
------     -----------------------

  99.1 December 23, 2014 press release regarding conference call information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2014.


                                    SYNERGY RESOURCES CORPORATION


                                    By:/s/ Frank L. Jennings
                                       -------------------------------------
                                       Frank L. Jennings, Principal
                                       Financial and Accounting Officer



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